UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/02/2013

Twenty-First Century Fox, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32352

Delaware	26-0075658
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1211 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices, including zip code)

212-852-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Under Twenty-First Century Fox, Inc.'s (the "Company") stock repurchase program, effective August 8, 2013, the Company is authorized to acquire from time to time up to $4 billion in the Company's outstanding shares of Class A common stock. Under the rules of the Australian Securities Exchange (the "ASX"), the Company is required to provide to the ASX, on a daily basis, disclosure of transactions pursuant to the stock repurchase program to the extent such transactions occur. The Company also discloses in its quarterly and annual reports the remaining authorized amount under the Company's stock repurchase program as of the end of the applicable reporting period.

Attached as Exhibit 99.1 is a copy of the information provided to the ASX on October 2, 2013.

Attached as Exhibit 99.2 is a copy of the information provided to the ASX on October 3, 2013 amending the information provided in Exhibit 99.1.

Attached as Exhibit 99.3 is a copy of the information provided to the ASX on October 3, 2013 amending the information provided in Exhibit 99.2.

Attached as Exhibit 99.4 is a copy of the information provided to the ASX on October 3, 2013.

Attached as Exhibit 99.5 is a copy of the information provided to the ASX on October 3, 2013 amending the information provided in Exhibit 99.4.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number          Description
________________________________________
99.1    Information provided to the Australian Securities Exchange on October 2, 2013.

99.2    Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.1.

99.3    Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.2.

99.4    Information provided to the Australian Securities Exchange on October 3, 2013.

99.5    Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Twenty-First Century Fox, Inc.

Date: October 03, 2013	By:	/s/ Janet Nova
Janet Nova
Executive Vice President and Deputy Group General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Information provided to the Australian Securities Exchange on October 2, 2013.
EX-99.2	Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.1.
EX-99.3	Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.2.
EX-99.4	Information provided to the Australian Securities Exchange on October 3, 2013.
EX-99.5	Information provided to the Australian Securities Exchange on October 3, 2013 amending the information provided in Exhibit 99.4.